LINGO MEDIA INC.

151 Bloor Street West – Suite 890

Toronto, Ontario M5S 1S4

PROXY FOR USE BY HOLDERS OF COMMON SHARES

AT THE ANNUAL & SPECIAL MEETING OF SHAREHODERS OF

LINGO MEDIA INC. (the “Company”)

TO BE HELD ON JULY 3, 2003

SOLICITED ON BEHALF OF MANAGEMENT

The undersigned hereby appoints Michael P. Kraft, President and Chief Executive Officer, failing whom, Imran Atique, Secretary, or instead of either of them, __________________________, as nominee of the undersigned, with the power of substitution, to attend, vote and act for and on behalf of the undersigned at the annual and special meeting of shareholders of the Company to be held on July 3, 2003, and at any adjournments thereof, and without limiting the general authority and power hereby given to such nominee, the shares represented by this proxy are specifically directed to be voted or withheld from being voted as indicated on the reverse side hereof.

This proxy will be voted or withheld from being voted in accordance with the instructions specified.  WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED IN FAVOUR OF THE MATTERS REFERRED TO ON THE REVERSE SIDE HEREOF.

THIS PROXY CONFERS AUTHORITY FOR THE ABOVE NAMED TO VOTE IN HIS DISCRETION WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING ACCOMPANYING THIS PROXY AND ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHODER, TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING, OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY.  SUCH RIGHT MAY BE EXERCISED BY INSERTING THE NAME OF SUCH PERSON IN THE BLANK SPACE PROVIDED.

If this proxy is not dated, it will be deemed to be dated on the date upon which it is mailed by the Company.

DATED this _______ day of ___________, 2003.

_______________________________________

Signature of Shareholder

VOTE FOR [    ]

1. (OR, IF NO SPECIFIATION IS MADE, VOTE FOR)

The election of the nominees specified in the Information Circular which accompanies this form of proxy as directors of the Company for the ensuing year.

WITHHOLD VOTE [    ]

VOTE FOR [    ]

2. (OR, IF NO SPECIFICATION IS MADE, VOTE FOR)

The appointment of Mintz & Partners LLP, Chartered

Accountants, as auditors of the Company and the

authorizationof the directors to fix their remuneration.

WITHHOLD VOTE [    ]

VOTE FOR [    ]

3. (OR, IF NO SPECIFIATION IS MADE, VOTE FOR)

The ordinary resolution approving the amendments to the Company’s 2000 Stock Option Plan, as set out in the Information Circular

VOTE AGAINST [    ]

                                                      IMPORTANT:

This proxy form must be signed and dated by the shareholder or his attorney authorized in writing.  Executors, administrators, trustees, etc. should so indicate when signing.  Where shares are held jointly, each owner must sign.  If the shareholder is a corporation, this proxy must be signed by an officer or attorney thereof duly authorized.